UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): October 2, 2006

                          ON THE GO HEALTHCARE, INC.

           (Exact name of registrant as specified in its charter)

        DELAWARE                      333-61538              98-0231687
    -------------------        --------------------    -------------------
     (State or Other                 (Commission            (IRS Employer
     Jurisdiction of                 File Number)        Identification No.)
      Incorporation)

                         85 Corstate Avenue, Unit #1
                              Concord, Ontario
                               Canada L4K 4Y2
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (905) 760-2987

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On October 2, 2006, the board of directors accepted the resignation of Randal A. Kalpin as director of On The Go Healthcare, Inc.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits:

EXHIBIT NUMBER          DESCRIPTION

17.1    Resignation letter from Randal A. Kalpin, dated October 2, 2006.


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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ON THE GO HEALTHCARE, INC.
                                 (Registrant)
Date:    October 10, 2006

                                 /s/ Stuart Turk
                                 ------------------------------------
                                 Print Name:  Stuart Turk
                                 Title: President and Chief Executive Officer

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